FOR IMMEDIATE RELEASE:

Familymeds

DrugMax Changes Name to Familymeds Group (Nasdaq: FMRX)

Company's Core Familymeds Brand Continues to Expand and Demonstrate Strong Momentum

Farmington, CT, July 10, 2006 – DrugMax, Inc. (Nasdaq: DMAX) today announced its name change to Familymeds Group, Inc., the recognized brand name of the Company's core pharmacy business. In conjunction with the name change, effective today, the Company will begin trading under its new Nasdaq stock symbol "FMRX". The company's corporate website can be found at www.familymedsgroup.com

Ed Mercadante, R.Ph., Chairman and Chief Executive Officer of Familymeds commented, "The Familymeds name best reflects the strategic direction of our business. Our hospitals, patients, and doctors all know us by our existing Familymeds brand. We feel that changing our corporate name to the same name that our customers know us by strengthens our overall brand identity. Our current shareholders understand the value of the Familymeds brand and overwhelmingly support consistency with our customers and the investment community. Furthermore, the name change will reduce our costs associated with maintaining both names."

The inherent value in the Familymeds name is derived from almost a decade of brand strength and familiarity by hospitals, doctors and patients within the Company's markets served. The Familymeds platform includes all of our Familymeds and Arrow Pharmacies, Worksite Pharmacies^{SM}, and Valley Medical Supply operations.

Mercadante continued, "Our sales performance during the first half of 2006 shows that our growth strategy for our core pharmacy operations is gaining traction. We look forward to continuing to produce solid financial and operating results that will drive value to our shareholders."

An amendment to the Company's Certificate of Incorporation to change the name of the Company to Familymeds Group, Inc. was approved at the Company's annual meeting of stockholders held June 23, 2006.

About Familymeds Group, Inc. (DrugMax, Inc.)

Familymeds Group, Inc. is a pharmacy and medical specialty product provider formed by the merger on November 12, 2004 of DrugMax, Inc. and Familymeds Group, Inc. Familymeds works closely with doctors, patients, managed care providers, medical centers and employers to improve patient outcomes while delivering low cost and effective healthcare solutions. The Company is focused on building an integrated specialty drug platform through its pharmacy and specialty pharmaceutical operations. Familymeds operates 85 locations, including 7 franchised locations, in 14 states under the Familymeds Pharmacy and Arrow Pharmacy & Nutrition Center brand names. The Company also operates Worksite Pharmacy^{SM}, which provides solutions for major employer groups, as well as specialty pharmaceutical distribution directly to physicians and other healthcare providers. The Familymeds platform is designed to provide services for the treatment of acute and complex health diseases including chronic medical conditions such as cancer, diabetes and pain management. The Company often serves defined population groups on an exclusive, closed panel basis to maintain costs and improve patient outcomes. Familymeds offers a comprehensive selection of brand name and generic pharmaceuticals, non-prescription healthcare-related products, and diagnostic supplies to its patients, physicians, clinics, long- term care and assisted living centers. More information can be found at http://www.familymedsgroup.com. The Company's online product offering can be found at http://www.familymeds.com.

Safe Harbor Provisions

Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Familymeds Group, Inc., including those contained herein, that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are statements regarding the intent, belief or current expectations, estimates or projections of Familymeds, its directors or its officers about Familymeds and the industry in which it operates. Although Familymeds believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements. Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, management's ability to successfully implement its business and growth strategies, including its ability to acquire other businesses, open new Worksite locations, and improve sales and profitability. Further information relating to factors that could cause actual results to differ from those anticipated is included under the heading Risk Factors in the Company's Form 10-K for the year ended December 31, 2005, and its Form 10-Q for the quarter ended April 1, 2006, filed with the U.S. Securities and Exchange Commission. Familymeds disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, contact:

Cindy Berenson
Familymeds Group, Inc.
860.676.1222 x138
berenson@familymeds.com

Or

Brandi Piacente
The Piacente Group
212-481-2050
brandi@thepiacentegroup.com